SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                              SONOMA VALLEY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2001



To our Shareholders:

     The annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") will be held on Wednesday, May 16, 2001, at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma, California 95476. The meeting is being held for the following purposes:


(1) To elect eleven (11) directors to serve until the next annual meeting and until their successors are elected and qualified;

(2) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for fiscal year 2001.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 9, 2001, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment.

     Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                            By Order of the Board of Directors

                                        /s/ Harry Weise
                                            -----------------------------------
                                            HARRY WEISE, Secretary

April 9, 2001
Sonoma, California

                             YOUR VOTE IS IMPORTANT

        You are urged to complete, date, sign, and promptly return your proxy in the enclosed envelope regardless of whether you plan to attend the meeting. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary of the Company in writing of such revocation, by filing a duly executed proxy bearing a later date, or by attending the annual meeting in person and voting by ballot.

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                            Sonoma, California 95476

                                 PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS OF
                              SONOMA VALLEY BANCORP

     This proxy statement contains information related to the annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") to be held on Wednesday, May 16, 2001, beginning at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma California 95476, and at any postponements or adjournments thereof.

     A copy of the Company's Annual Report for the year ended December 31, 2000, accompanies this Proxy Statement.

     These proxy materials were first mailed to shareholders on or about April 9, 2001.

                               PURPOSE OF MEETING

     At the annual meeting, shareholders will be asked:

     (1) To elect eleven (11) directors of the Company to serve until the next annual meeting and until their successors are elected and qualified;

     (2) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for the fiscal year 2001.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.


                       GENERAL PROXY STATEMENT INFORMATION

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Company. Shareholders are requested to consider and vote upon the matters discussed herein.

Revocability of Proxies

        Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Mr. Harry Weise, written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the meeting and electing to vote in person prior to the taking of any vote.

Solicitation of Proxies

        This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special remuneration. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for the cost of forwarding proxy materials to the beneficial owners of the Company's stock.

Outstanding Securities and Voting Rights

        Holders of record of the Company's common stock at the close of business on April 9, 2001, will be entitled to vote on all matters to be presented at the annual meeting. As of March 29, 2001, there were 1,275,250 shares of common stock outstanding. Because the Company can repurchase shares of common stock offered by shareholders pursuant to its repurchase plan, the number of shares outstanding may be lower on the record date. Votes may be cast in person or by proxy, and each share of common stock entitles its holder to one vote.

        With respect to proposal one, the eleven (11) directors receiving the highest number of votes will be elected director. The affirmative vote of a majority of the holders of the Company's common stock represented and voting at the meeting is required in order to approve proposal two. Under California law, abstentions and broker non-votes shall be counted for purposes of determining a quorum, but will not be counted for or against the proposals or for or against any of the directors.

        Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible. The eleven nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.

        A proxy for use at the annual meeting is enclosed. Proxies which are properly executed and returned to the Company will be voted at the annual meeting in accordance with the shareholders' instructions contained in such proxies and, at the discretion of the Proxy Holders, on such other matters as may properly come before the meeting. The Company is soliciting discretionary authority to cumulate votes in connection with the election of directors and in connection with any other matters that may properly come before the meeting, as provided for above. Where no contrary instructions are given, the shares will be voted "For" the election of each of the eleven directors identified under the caption, "Election of Directors" and "For" the ratification of the selection of Richardson and Co. as independent auditors for 2001. Any shareholder has the power to revoke his or her proxy at any time before it is voted.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

        All directors of the Company are elected for one-year terms and until their successors are duly elected and qualified. The Board of Directors of the Company proposes that the eleven nominees named below, all of whom are currently serving as directors of the Company, be re-elected for a new one-year term. Each of the nominees has consented to serve if elected.

Nominees for Director

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

NOMINEE                                AGE        SINCE(1)         OWNERSHIP(2)           OWNERSHIP
-------------------------------------- ---        --------         --------------         ---------
Harry W. Weise                          70          1988               47,831(3)            3.69%

Mel Switzer, Jr.                        55          1990               54,190(4)            4.11%

Jesse R. Stone                          77          1993               47,114(5)            3.64%

Angelo C. Sangiacomo                    70          1992               16,956(6)            1.31%

Robert J. Nicholas                      58          1988               63,999(7)            4.96%

Gary D. Nelson                          63          1993               54,372(8)            4.20%

Gerald J. Marino                        61          1988               54,195(9)            4.18%

Robert B. Hitchcock                     56          1988              69,642(10)            5.38%

Frederick H. Harland                    54          1988              16,576(11)            1.28%

Dale T. Downing                         59          1988              59,269(12)            4.58%

Suzanne Brangham                        58          1995              14,953(13)            1.15%

Officers and Directors as a group (13)                               529,194(14)            35.92%


Footnotes to Table

(1)  Includes service as Directors of the Sonoma Valley Bank (the "Bank").


(2) The ownership includes only options exercisable on or before April 21, 2001. The total outstanding number of shares include shares assumed exercised for percentage ownership computation. Percentages are based on a total of 1,281,654 shares outstanding as of February 28, 2001
(3)  Includes 13,340 shares subject to options exercisable within 60 days.
(4) Includes 38,036 shares subject to options exercisable within 60 days and 1,243 shares held by wife in an IRA account.
(5) Includes 13,340 shares subject to options exercisable within 60 days and 11,019 shares held by wife in an IRA account.
(6) Includes 13,340 shares subject to options exercisable within 60 days and 1,128 shares held by wife as custodian of Uniform Transfer to Minors Account.
(7)  Includes 8,004 shares subject to options exercisable within 60 days.
(8) Includes 13,340 shares subject to options exercisable within 60 days and 645 shares held in a Trust Account of which his wife is Trustee.
(9)  Includes 13,340 shares subject to options exercisable within 60 days.
(10) Includes 13,340 shares subject to options exercisable within 60 days and 6,290 shares held by wife in an IRA account.
(11) Includes 13,340 shares subject to options exercisable within 60 days and 349 shares held by wife and 421 shares held by wife in an IRA account.
(12) Includes 13,340 shares subject to options exercisable within 60 days and 6,863 shares held by wife in an IRA account.
(13) Includes 13,340 shares subject to options exercisable within 60 days.
(14) Includes a total of 166,100 shares subject to options exercisable within 60 days held by Directors and 4,402 shares and 16,760 shares subject to options exercisable within 60 days held by Mary Quade Dieter and 4 shares and 8,931 shares subject to options exercisable within 60 days held by Juan Martinez.

Background of Nominees.

Harry W. Weise has been a Director since 1998. Mr. Weise is a retired President of North Bay Insurance Inc. where he served from 1968 to 1998.

Mel Switzer, Jr. has been a Director since 1990 and President and Chief Executive Officer of the Company since April 1990.

Jesse R. Stone served as a Director since 1993. Mr. Stone retired in 1987 as Chairman of World Products, Inc.

Angelo C. Sangiacomo has served as a Director since 1992. Mr. Sangiacomo has been a General Manager and Partner of Sangiacomo Vineyards since 1950 and a Founding director of Carneros Quality Alliance since 1959.

Robert J. Nicholas has been the Chairman since 1998. Mr Nicholas retired in 1992 as Chairman of Nicholas Turkey Breeding Farms, a position held since 1982.

Gary D. Nelson has been a Board member since 1993. He has been the President of Gary D. Nelson Associates, Inc. since 1970.

Gerald J. Marino has served since 1988 as a Board member. Mr. Marino is a retired President of the Marino Distributing Beer and Wine Company, a position which he held since 1968.

Robert B. Hitchcock has served on the Board since 1998. Mr. Hitchcock retired in 1992 as President of Nicholas Turkey Breeding Farms, a position held since 1982.

Frederick H. Harland is the Vice Chairman of the Board and Secretary since 1998. Mr. Harland is a Proprietor of Harland and Lely Corporation since 1998. He was a Project Manager at Lely Construction, Inc. from 1989 to 1988. He was a Director of the Sonoma Cheese Factory from 1969 to 1989 and its Chief Executive Officer from 1969 to 1989.

Dale T. Downing has served on the Board of the Company since 1998. Mr. Downing is a Proprietor of Sonoma Market, Inc. and Glen Ellen Village Market, Inc. since 1969.

Suzanne Brangham has served on the Board of the Company since 1995. Ms. Brangham is the President of Clasix since 1975 and the President of 400 West Spain Corp. since 1995. Ms. Brangham is the founder of the Sonoma Plaza Foundation.

Committees and Compensation of the Board of Directors

     The Board of Directors of the Company has elected standing Audit and Compensation Committees. The Board does not have a Nominating Committee.

     The Compensation Committee serves the function of considering officer compensation and employee benefits. The six members of the Committee are:
Messrs. Nelson (Chairman), Downing, Hitchcock, Nicholas, Switzer and Weise. The Committee met four times during 2000.

     At fiscal year end, the Audit Committee consisted of four non-employee directors, Messrs. Downing (Chairman), Harland, Nicholas, and Stone. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. A copy of the Audit Committee's Charter is attached as Exhibit A. The Committee met three times during 2000.

     The Board of Directors is responsible for considering the qualifications of individuals to serve as directors of the Company and recommends a slate of directors for election at the annual meeting. In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to

Harry Weise, the Secretary of the Bank, 202 W. Napa Street, Sonoma, California 95476.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review a discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-KSB.

                                                 Respectfully Submitted,
                                          Sonoma Valley Bancorp Audit Committee,

                                           /s/ DALE T. DOWNING
                                               -------------------------
                                               Dale T. Downing, Chairman

                                           /s/ FREDERICK H. HARLAND
                                               -------------------------
                                               Frederick H. Harland

                                            /s/ ROBERT J. NICHOLAS
                                                -------------------------
                                                Robert J. Nicholas

                                            /s/ JESSE R. STONE
                                                -------------------------
                                                Jesse R. Stone

Attendance at Board and Committee Meetings

     The Board of Directors met twelve times during 2000 for regular board meetings. All members of the Board attended at least 75% of all board meetings and meetings of the committees on which they served during 2000.

Directors' Remuneration

     The directors of the Company are scheduled to meet at least quarterly and receive $100 for each meeting. The directors of the Sonoma Valley Bank (the "Bank") receive $800 for each regular board meeting and $100 for each committee meeting attended of which they are a member. The President and Chief Executive Officer does not receive any director fees.

Security Ownership of Certain Beneficial Owners and Management.

Principal Shareholders

     The following table sets forth certain information as of February 28, 2001, with respect to the beneficial ownership of the Company's common stock for each person known to the Company to own beneficially 5% or more of the outstanding shares of the Company's common stock. The table on page 3 of this proxy statement sets forth, as of February 28, 2001, certain information with respect to the beneficial ownership of shares of the Company's common stock by all directors and executive officers of the Company individually, and all directors and all executive officers of the Company as a group. As of February 28, 2001, there were 1,281,654 shares of common stock outstanding. The address shareholder listed is Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, CA 95476.

               Name of Shareholder             Number of Shares        Percent
               ---------------------------------------------------------------
               Robert B. Hitchcock                 69,642(1)           5.38%

(1) Includes 13,340 shares subject to options exercisable within 60 days and 6,290 shares held by wife in an IRA account.

           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 SHAREHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2000:

                                      POSITIONS WITH                             OFFICE HELD
NAME                                    THE COMPANY                   AGE           SINCE
-----------------         -----------------------------------------   ----       ------------

Mel Switzer, Jr.          President and Chief Executive Officer       55           1990(1)
Mary Q. Dieter            Executive Vice President, Chief Operating   52           1988(2)
                          Officer and Chief Financial Officer
Juan Martinez             Senior Vice President and Chief Lending     51           1992(3)
                          Officer


Notes to Table
(1)  Includes service as President and Chief Executive Officer of the Bank.
(2) Includes service as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Bank, Executive Vice President, Chief Financial Officer, Asst. Corporate Secretary and Vice President.
(3) Includes service as Senior Vice President, Senior Loan Officer, Vice President, Loan Officer, Assistant Vice President and Loan Officer.

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors.

Executive Officers and Significant Employees

     The biography of Mr. Switzer can be found above under Nominees for Director.

Mary Q. Dieter has been the Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company since its formation and of the Bank since June 1997. Prior to that, Dieter was the Executive Vice President of the Bank from January 1994 to June 1997 and Chief Financial Officer and Asst. Corporate Secretary from June 1988 to June 1997.

Juan Martinez is the Senior Vice President and Chief Lending Officer of the Company and has been since September 1999. He previously served as Senior Vice President and Senior Loan Officer from December 1998 to September 1999, Vice President and Loan Officer from December 1995 to December 1998 and Assistant Vice President and Loan Officer from January 1992 to December 1995.

Executive Compensation

This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.

                                                  SUMMARY COMPENSATION TABLE


                                  ANNUAL COMPENSATION                             LONG-TERM COMPENSATION
                                                                                        SECURITIES
NAME AND                                                   OTHER       RESTRICTED       UNDERLYING         ALL
PRINCIPAL                                                  ANNUAL        STOCK           OPTIONS/         OTHER
POSITION                YEAR     SALARY         BONUS      COMP.        AWARD(S)           SARs           COMP.
------------------     ------  -----------    ---------- -----------  -----------  --------------------- ---------

Mel Switzer, Jr.,       1998   $139,990(1)    $69,676     $8,799(6)        $ 0            8,841          $4,000(9)
CEO, President
                        1999   $138,810(2)    $77,883     $6,728(6)        $ 0           36,246(7)       $4,000(9)
                        2000   $140,602(2)    $99,258(4)  $2,588(6)        $ 0                0          $4,200(9)
------------------     ------  -----------    ---------- -----------  -----------  --------------------- ---------
Mary Quade Dieter,      1998   $ 92,945       $46,451     $5,363(6)        $ 0            4,200          $4,000(9)
COO, CFO,               1999   $ 92,945       $51,923     $4,648(6)        $ 0           15,750(8)       $4,000(9)
Executive Vice          2000   $ 92,945       $79,506(5)  $3,932(6)        $ 0                0          $4,200(9)
President
------------------     ------  -----------    ---------- -----------  -----------  --------------------- ---------
Juan Martinez,          1999   $ 85,864(3)    $43,269     $    0           $ 0           10,500(8)       $3,034(9)
Chief Lending           2000   $ 90,000(3)    $49,588     $3,462(6)        $ 0                0          $4,200(9)
Officer, Senior
Vice President
----------------------------

(1)  Includes $134,562 base salary and $5,428 in fringe benefits.
(2)  Includes $134,562 base salary and $4,248 in fringe benefits.
(3) Appointed executive officer (Chief Lending Officer) in September 1999. Annualized base salary as Chief Lending Officer is $90,000.
(4) Includes a one time bonus of $10,000 paid in connection with extra service given preparing for Y2K.
(5) Includes a one time bonus of $20,000 paid in connection with extra service given preparing for Y2K.
(6)  Represents accrued and unused vacation.
(7) Includes 2,541 options granted and vested in March 1999; additional 21,000 and 12,750 options granted in April 1999 subject to a graded vesting schedule of 20% per year; 4,200 shares vested April 1999 and 4,200 each year thereafter through April 2003 and 2,541 shares vesting March 2000 and 2,541 each year thereafter through March 2004.
(8) Includes options granted in April 1999 subject to a graded vesting schedule of 20% per year; 20% vested in April 1999 and 20% each year thereafter through April 2003.
(9)  Represents 401(k) employer's matching contributions.

Options Granted in Last Fiscal Year

There were no options granted for the fiscal year ended December 31, 2000.

Ten-Year Options/SAR Repricings

There were no repricing of options for the fiscal year ended December 31, 2000.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

        The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2000 for all executive officers at the end of the year.


                           Shares                        Number of Options at   Value of Unexercised Options
                        Acquired Or                      FY end (Exercisable/     at FY End (Exercisable/
 Name                     Exercised    Value Realized       Unexercisable)           Unexercisable)(1)
----------------------  ------------   ---------------   ---------------------  ----------------------------

Mel Switzer, Jr.             0                 0             38,036   16,824          $218,485   $103,767

Mary Quade Dieter            0                 0             16,760    6,616          $ 87,950   $ 40,820

Juan Martinez                0                 0              8,931    4,410          $ 52,744   $ 14,521


Footnotes to Table

(1)  Based on December 31, 2000, year end closing bid price of $20.00 per share.

Incentive Bonus Plan

        The Bank has an incentive bonus plan, which the Company will continue, the object of which is to provide an incentive for key officers as a means for compensating these people for extra service and results. The participants are selected at the discretion of the Board of Directors. Under the plan, a target cash bonus has been established for each participant. The actual cash bonus payment is adjusted up or down, depending on performance levels of the Bank each year in comparison to annual operating budgets and established goals.

Retirement Plan

        During 1995, the Bank also adopted a Supplemental Executive Retirement Plan ("SERP Plan") for its three key officers. The SERP Plan provides that the Bank will pay the officers specified amounts over specified periods after retirement, and to make those payments to the officer's beneficiary or estate if death should occur prior to or during retirement. The SERP Plan is unfunded for tax purposes and under Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank also purchased single premium life insurance policies in connection with the implementation of the plan, which policies will provide protection against the adverse financial effects from the death of an officer. Although the officers of the Bank are the named insureds, the Bank is the owner and beneficiary under the policies.

401(k) Plan

        In June 1989, and as amended in October, 1992 for the year beginning January, 1992, the Bank adopted a 401(k) employee savings plan (the "401(k) Plan") which provides for a cash deferral arrangement under which all employees, including officers, are eligible for participation the 1st day of the month following six months of employment. The purpose of the 401(k) Plan is to reward eligible employees for their long and loyal service to the Bank and allow them to provide for their retirement.

        All eligible employees may contribute between 1% and 20.00% of their regular cash compensation not to exceed a certain dollar limit which is determined each year by the Internal Revenue Service. For 2000, this limit was $10,500. All employee contributions are fully vested. Each employee is entitled to direct the investment of his or her account into ten separate investment funds.

        Each payday, the Bank makes a matching contribution on each employee's behalf in an amount equal to 40% of the amount contributed by the employee. The 401(k) Plan allows each participant to become 100% vested upon participation in the plan. Employees leaving the service of the Bank after participating in the plan may withdraw their vested portion, plus their pro rata share of income and forfeitures, in cash, generally in one payment or in installments.

        The Bank made contributions totaling $64,019 in 2000, $59,146 in 1999, and $52,499 in 1998.

Severance Agreements

        On October 21, 1998, the Bank entered into Severance Agreements with both its Chief Executive Officer, Mel Switzer, and its Chief Operating Officer, Mary Dieter. On June 21, 2000, the Bank entered into a Severance Agreement with its Chief Lending Officer, Juan Martinez. The Severance Agreement with Mr. Switzer provides for payment to him equal to two years of his base salary in the event that he is terminated within 24 months following a change of control of the Company. Similarly, the Severance Agreement with Ms. Dieter and Mr. Martinez provides for payment to each equal to one year of their individual base salary in the event either is terminated within 24 months following a change of control of the Company. The Severance Agreements are not employment agreements and provide for payment of the severance only in the event of the occurrence of the specified circumstances. All Severance Agreements are effective through October 20, 2003, subject to extension by mutual agreement of the Company and each executive. The Company has assumed the obligations under these agreements.

Other Transactions with Directors and Officers

        The Bank has had (and expects to have in the future) banking transactions in the ordinary course of its business with its directors, officers, principal shareholders, and their affiliates. These loans are granted on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility. The aggregate loan disbursements and loan payments made in connection with loans to directors, officers, principal shareholders, and affiliates, are as follows:

                                           2000                   1999
                                      ------------            -------------
Balance, beginning of year            $ 2,035,000             $  2,364,900
Loan disbursements                        952,000                  476,100
Loan payments                            (564,000)                (806,000)
                                      ------------            -------------
Balance, end of year                  $ 2,423,000             $ $2,035,000
                                      ============            =============


        During 2000, the highest amount of aggregate indebtedness of directors, officers, principal shareholders, and affiliates, was $3,147,800 as of November 30, 2000, which represented 22.47% of the Company's equity capital as of such date.

        The Company leases its Glen Ellen branch office from Sonoma Market Partnership in which director Dale Downing is a partner. Lease expense for the year ended December 31, 2000, was $10,900. The annual lease commitment for the space leased is approximately $26,200 through March 2003 including a minimum inflationary increase of 4% per year. The Bank exercised the option to lease the Glen Ellen branch office for a second term of five years beginning April 1998, with an option to extend the lease for an additional five year period at the end of the second five year term. All lease terms with director Downing are on terms and at rates comparable to that which could be obtained with an outside third party.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"), or alternatively if allowed by law, by filing Form 7, 8 or 8A with the Federal Depositary Insurance Company (the "FDIC"). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 2000, all of its executive officers, directors and ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements by filing Form 7, 8 or 8A with the FDIC.

Recommendation of the Board of Directors

     The Board recommends that shareholders vote "FOR" each of the eleven directors nominated.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Richardson and Co., certified public accountants, as independent auditors for the Company for 2001. Richardson and Co. has served as independent auditors for the Company since 1993. Shareholders are being asked to ratify this selection at the annual meeting. A representative of Richardson and Co. will be present at the meeting and will be afforded the opportunity to make a statement and respond to appropriate questions.

Required Approval of Shareholders and Recommendation of the Board of Directors

     The affirmative vote of a majority of the shares voting at the meeting is required to ratify the appointment of Richardson and Co. as independent auditors for the year ending December 31, 2001. The Board of Directors recommends that shareholders vote "FOR" Proposal No. 2.

                                 OTHER BUSINESS

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company 's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year ended December 31, 2000 were $41,505.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company 's independent auditor, including tax services, for the fiscal year ended December 31, 2000 were $15,716.

Shareholder Proposals

     In addition to the matters discussed above, proxies will be exercised at the discretion of the Proxy Holders in voting on such other business as may properly be brought before the meeting. Except as discussed below, the only matters which the Board of Directors intends to present or knows will be presented at the meeting are the matters discussed herein. If any proposals are properly brought before the Annual Meeting, or any adjournment or postponement thereof, the Proxy Holders will vote in accordance with their own discretion.

Additional Information And Financial Disclosure

        A copy of the Company's 2000 Annual Report to Shareholders accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request. Requests for this statement or a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities Exchange Commission, free of charge, may be made by writing to Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476 or by calling the Company at (707) 935-3200.

Shareholder Proposals For Next Year's Annual Meeting

        Proposals intended to be presented by shareholders at the 2002 Annual Meeting and included in the Proxy Statement of the Holding Company must be received by the Secretary of the Company at 202 W. Napa Street, Sonoma, California 95476, on or before Monday, December 3, 2001. Notice of any proposals intended to be presented by shareholders at the 2002 Annual Meeting and not included in the Bank's proxy statement must be received by the Secretary of the Company on or before Thursday, February 14, 2002. If any such proposals are not received on or before February 14, 2002, the proxy holders shall use discretionary authority in voting.


                                          By Order of the Board of Directors

                                       s/ HARRY WEISE
                                          ----------------------------------
                                          Harry Weise, Secretary


April 9, 2001
Sonoma, California

                                    EXHIBIT A

                              SONOMA VALLEY BANCORP
                                       AND
                               SONOMA VALLEY BANK
                             Audit Committee Charter
                               September 20, 2000


Preamble

Sonoma Valley Bancorp ("Company") and Sonoma Valley Bank ("Subsidiary"), as part of its continuous improvement efforts, and consistent with requirements for listing on the NASDAQ Market, desires to strengthen its board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's and Subsidiary's Audit Committee.

Organization

The Audit Committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company and Subsidiary, and shall be considered independent if they have no employment or other relationship with the Company (other than security ownership and serving on the Board of Directors) that might interfere with the exercise of their independence from the Company, Subsidiary or management. All Audit Committee members will be financially literate, by experience or otherwise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling the Board members' responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting and reporting practices of the Company and Subsidiary, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors, and the Company's and Subsidiary's principal financial officer.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Obtain the full Board of Directors' approval of the Charter and review and reassess the Charter as conditions dictate, but no less frequently than annually following the review of the Company's annual report on Form 10- K.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company and Subsidiary.

o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o    Review  and  concur  with   management's   appointment,   termination,   or
     replacement of the Company's or Subsidiary's principal financial officer.

o Meet with the independent auditors and financial management of the Company and Subsidiary to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Review the internal functions of the Company, including the independence and authority of its principal financial officer, in meeting the Company's reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Direct the independent auditors to communicate directly to each member of the audit committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-Q upon review.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviation from the original plan.

o Review the quarterly financial statements with financial management prior to the filing of the Form 10-Q (or prior to the press release of results), if possible, to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for purposes of this review and any required discussions with the independent auditor.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statement to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with the principal financial officer and the independent auditors their judgements about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the Company's or Subsidiary's principal accounting officer and the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audits.

o Review the accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationship or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the Audit Committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgment affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statement in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if , in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of the Charter in the Annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.



Confirmed upon full approval by the Board of Directors.




s/  DALE DOWNING                                       Date: September 20, 2000
------------------------------------------
By: Dale Downing, Audit Committee Chairman